FFLC Bancorp, Inc.
                               Holding Company for
                           First Federal Savings Bank
                  P.O. Box 490420 Leesburg, Florida 34749-0420
                    Voice (352) 787-3311 - Fax (352) 787-7206

FOR IMMEDIATE RELEASE                                  Contact: Stephen T. Kurtz
October 10, 2003                                              President & CEO

FFLC BANCORP, INC., Reports 3rd Quarter Earnings and Declares Quarterly Dividend

Leesburg, Florida. FFLC Bancorp, Inc. (NASDAQ NMS: FFLC), the holding company for First Federal Savings Bank of Lake County, reported a 5% increase in net income to $2.3 million for the quarter ended September 30, 2003, compared to the $2.2 million earned for the comparable 2002 quarter. Basic income per share increased to $.42 per share for the quarter ended September 30, 2003, compared to $.41 per share for the 2002 quarter. Net income per share on a diluted basis increased to $.42 for the quarter ended September 30, 2003, compared to $.40 for the 2002 quarter. Total assets grew to $925.7 million at September 30, 2003 from $921.1 million at September 30, 2002.

Net income for the nine months ended September 30, 2003 increased 6% to $7.0 million, compared to $6.6 million for the first nine months of 2002. Basic income per share increased to $1.30 per share for the nine months ended September 30, 2003, compared to $1.23 per share for the 2002 period. Net income per share on a diluted basis increased to $1.28 for the nine months ended September 30, 2003, compared to $1.21 for the 2002 period.

Net interest income after provision for loan losses increased 4% to $6.7 million for the quarter ended September 30, 2003, compared to $6.4 million for the 2002 quarter primarily as a result of a $1.6 million decrease in interest expense. The decrease in interest expense was due primarily to a 78 basis point decrease in the cost of interest-bearing liabilities to 2.92% for the 2003 quarter from 3.70% for the 2002 quarter.

Nonperforming loans increased to $5.2 million at September 30, 2003, from $2.6 million at December 31, 2002. As reported in the prior quarter, a commercial line of credit and a mortgage loan to an agricultural borrower totaling $2.7 million were classified as substandard. Management estimates the fair value of the combined collateral, including accounts receivable, real estate, and a certificate of deposit, to approximate $3.2 million and, accordingly, no loss is anticipated on those loans.

Noninterest expense increased $661,000 or 18% for the quarter ended September 30, 2003 and $2.0 million for the nine months then ended or 19% compared to the 2002 periods. Those increases were primarily the result of the growth of the Company and corresponding increases in salaries, employee benefits and other expense.

Stockholders' equity increased to $75.9 million at September 30, 2003, from $74.5 million at June 30, 2003. Book value per share increased to $14.07 at September 30, 2003, from $13.81 at June 30, 2003.

DIVIDEND
--------
On October 9, 2003, the Board of Directors approved a cash dividend of $.13 per share on the common stock, payable November 3, 2003 to shareholders of record at the close of business on October 20, 2003. The $.13 per share cash dividend represents an 44% increase over the $.09 per share paid for the third quarter of 2002.

First Federal Savings Bank of Lake County conducts business in Lake, Sumter, Citrus and Marion Counties, Florida, through a network of fourteen branch offices. The stock of FFLC Bancorp, Inc. is quoted on the NASDAQ National Market System under the symbol "FFLC". First Federal's web site is


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

located at http://www.1stfederal.com. FFLC Bancorp, Inc.'s SEC filings, press releases and other supplemental information are available at the web site, in the "FFLC Bancorp" section.

SELECTED FINANCIAL DATA
($ in thousands, except per share amounts)

SELECTED BALANCE SHEET DATA                                              At Sept. 30    At December 31
                                                                             2003            2002

Total assets                                                             $  925,684      $  915,821
Deposits                                                                 $  685,499      $  668,058
Total gross loans receivable                                             $  766,729      $  756,555
Allowance for loan losses                                                $    5,411      $    5,181
Total stockholders' equity                                               $   75,882      $   71,062
Shares outstanding (2)                                                    5,393,880       5,374,913
Market price per share                                                   $    29.03      $    19.71
Book value per share (2)                                                 $    14.07      $    13.22
Nonperforming loans                                                      $    5,181      $    2,592
Nonperforming assets                                                     $    5,908      $    3,218
Equity as a percentage of total assets                                         8.20%           7.76%
Interest-earning assets to interest-bearing liabilities                        1.07            1.06

ASSET QUALITY RATIOS                                                     At Sept. 30    At December 31
                                                                             2003            2002

Nonperforming assets to total assets                                          0.64%            0.35%
Nonperforming loans to total loans                                            0.68%            0.34%
Allowance for loan losses to nonperforming loans                            104.44%          199.88%
Allowance for loan losses to nonperforming assets                            91.59%          161.00%
Allowance for loan losses to total gross loans receivable                     0.71%            0.68%

SELECTED INCOME AND OTHER DATA                                                 For the nine months
                                                                               ended September 30,
                                                                             2003              2002

Net interest income before provision for loan losses                     $   21,027      $   19,985
Provision for loan losses                                                $    1,124      $    1,270
Ratio of net charge-offs to average loans (1)                                 0.24%            0.22%
Net income                                                                   $7,013      $    6,598
Basic net income per share (2)                                                $1.30      $     1.23
Diluted net income per share (2)                                              $1.28      $     1.21
Total gross loans originated by department:  *
     Residential                                                         $  154,174      $  105,243
     Commercial                                                          $   75,174      $   72,432
     Consumer                                                            $   71,628      $   62,107

* - Includes undisbursed amounts of construction loans and lines of credit.

PERFORMANCE RATIOS (1)                                                        For the nine months
                                                                               ended September 30,
                                                                             2003              2002

Return on average assets                                                       1.01%           1.01%
Return on average equity                                                      12.63%          13.16%
Average equity to average assets                                               7.96%           7.70%
Noninterest expense to average assets                                          1.84%           1.66%
Net interest spread                                                            3.01%           3.00%
Net interest margin                                                            3.20%           3.23%
Operating efficiency ratio                                                    50.86%          47.82%


(1) Ratios are annualized
(2) 2002 adjusted to reflect the three-for-two stock split declared in February 2003.

                               FFLC Bancorp, Inc.
                           Consolidated Balance Sheets

                   ($ in thousands, except per share amounts)

                                                                                         At Sept. 30     At December 31
Assets                                                                                       2003             2002
                                                                                             ----             ----

Cash and due from banks                                                                   $  33,590       $  20,157
Interest-earning deposits                                                                    41,926          49,237
                                                                                          ---------       ---------
             Cash and cash equivalents                                                       75,516          69,394

Securities available for sale, at market                                                     78,601          77,324
Loans, net of allowance for loan losses of $5,411 in 2003 and $5,181 in 2002                737,430         735,338
Accrued interest receivable                                                                   3,454           4,181
Foreclosed assets                                                                               727             626
Premises and equipment, net                                                                  20,730          19,369
Federal Home Loan Bank stock, at cost                                                         6,900           7,700
Deferred income taxes                                                                           962             487
Other assets                                                                                  1,364           1,402
                                                                                          ---------       ---------

          Total                                                                           $ 925,684       $ 915,821
                                                                                          =========       =========

Liabilities and Stockholders' Equity

Liabilities:
     Non-interest bearing demand deposits                                                 $  26,402       $  18,867
     NOW and money-market accounts                                                          153,888         137,858
     Savings accounts                                                                        26,023          25,403
     Certificates                                                                           479,186         485,930
                                                                                          ---------       ---------

          Total deposits                                                                    685,499         668,058

     Advances from Federal Home Loan Bank                                                   133,000         149,000
     Other borrowed funds                                                                    15,152          14,303
     Guaranteed preferred beneficial interest in junior subordinated debenture                5,000           5,000
     Accrued expenses and other liabilities                                                  11,151           8,398
                                                                                          ---------       ---------

          Total liabilities                                                                 849,802         844,759
                                                                                          ---------       ---------

Stockholders' Equity:
     Preferred stock, $.01 par value, 1,000,000 shares authorized, none outstandin0               0
     Common stock, $.01 par value, 15,000,000 shares authorized, 6,393,928
       in 2003 and 4,574,944 in 2002, shares issued                                              64              46
     Additional paid-in-capital                                                              31,811          31,638
     Retained income                                                                         63,638          58,409
     Accumulated other comprehensive income, net of taxes                                       283             636
     Treasury stock, at cost (1,000,048 shares in 2003 and 991,669 shares in 2002           (19,914)        (19,667)
                                                                                          ---------       ---------
          Total stockholders' equity                                                         75,882          71,062
                                                                                          ---------       ---------

          Total                                                                           $ 925,684       $ 915,821
                                                                                          =========       =========

                              FFLC Bancorp, Inc.
           Consolidated Statements of Income and Comprehensive Income

                   ($ in thousands, except per share amounts)

                                                            For the three months ended Sept.30,  For the nine months ended Sept. 30,
                                                                   2003             2002                 2003            2002
                                                              ---------------  ----------------     --------------- ---------------
Interest Income:
  Loans                                                        $   12,264      $   13,300             $   37,576      $   39,293
  Securities                                                          482             782                  1,607           2,322
  Other interest-earning assets                                       160             298                    629             722
                                                               ----------      ----------             ----------      ----------
    Total interest income                                          12,906          14,380                 39,812          42,337
                                                               ----------      ----------             ----------      ----------

Interest Expense:
  Deposits                                                          3,916           5,225                 12,561          15,397
  Borrowed funds                                                    2,010           2,352                  6,224           6,955
                                                               ----------      ----------             ----------      ----------
    Total interest expense                                          5,926           7,577                 18,785          22,352
                                                               ----------      ----------             ----------      ----------


Net interest income                                                 6,980           6,803                 21,027          19,985

Provision for loan losses                                             330             399                  1,124           1,270
                                                               ----------      ----------             ----------      ----------

Net interest income after
    provision for loan losses                                       6,650           6,404                 19,903          18,715
                                                               ----------      ----------             ----------      ----------

Noninterest Income:
  Deposit account fees                                                276             245                    762             696
  Other service charges and fees                                      670             430                  1,956           1,344
  Net gain on sales of loans held for sale                            381              73                  1,011             225
  Other                                                               138             114                    451             365
                                                               ----------      ----------             ----------      ----------
    Total noninterest income                                        1,465             862                  4,180           2,630
                                                               ----------      ----------             ----------      ----------

Noninterest Expense:
  Salaries and employee benefits                                    2,624           2,254                  7,570           6,404
  Occupancy expense                                                   704             630                  2,054           1,788
  Data processing expense                                             333             238                    886             730
  Professional services                                               123             115                    346             312
  Advertising and promotion                                           111             105                    364             339
  Other                                                               540             432                  1,600           1,242
                                                               ----------      ----------             ----------      ----------
    Total noninterest expense                                       4,435           3,774                 12,820          10,815
                                                               ----------      ----------             ----------      ----------

Income before income taxes                                          3,680           3,492                 11,263          10,530

Income taxes                                                        1,387           1,315                  4,250           3,932
                                                               ----------      ----------             ----------      ----------

  Net Income                                                   $    2,293      $    2,177             $    7,013      $    6,598
                                                               ==========      ==========             ==========      ==========

  Basic income per share                                       $     0.42      $     0.41             $     1.30      $     1.23
                                                               ==========      ==========             ==========      ==========

  Diluted income per share                                     $     0.42      $     0.40             $     1.28      $     1.21
                                                               ==========      ==========             ==========      ==========

  Dividends per share                                          $     0.13      $     0.09             $     0.33      $     0.28
                                                               ==========      ==========             ==========      ==========

  Comprehensive income *                                       $    2,092      $    2,278             $    6,660      $    6,737
                                                               ==========      ==========             ==========      ==========

  Weighted average number of shares outstanding for Basic       5,389,768       5,365,227              5,383,140       5,357,775
                                                               ==========      ==========             ==========      ==========

  Weighted average number of shares outstanding for Diluted     5,482,560       5,471,244              5,481,431       5,466,338
                                                               ==========      ==========             ==========      ==========


* Includes net income and change in unrealized gain (loss) on securities available for sale and derivative instruments.


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